Exhibit 32.2

180 LIFE SCIENCES CORP.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ozan Pamir, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of 180 Life Sciences Corp. on Form 10-Q for the quarterly period ended June 30, 2022, (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of 180 Life Sciences Corp. at the dates and for the periods indicated.

By:	/s/ Ozan Pamir
Ozan Pamir
Interim Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: August 9, 2022